CRAZY WOMAN CREEK BANCORP INCORPORATED

                              LETTER OF TRANSMITTAL

                       to Accompany Shares of Common Stock
                                       of
                     Crazy Woman Creek Bancorp Incorporated
        Tendered Pursuant to the Offer to Purchase, dated October 3, 2003


THIS OFFER AND YOUR RIGHT TO WITHDRAW YOUR SHARES WILL EXPIRE AT 5 P.M., MOUNTAIN TIME, ON NOVEMBER 4, 2003, UNLESS THE OFFER IS EXTENDED. CRAZY WOMAN CREEK BANCORP INCORPORATED MAY EXTEND THE OFFER AT ANY TIME.


                        The Depositary for the Offer is:

                        Computershare Trust Company Inc.

       By hand delivery, overnight delivery, express or first class mail:

                               350 Indiana Street
                                    Suite 800
                                Golden, Co 80401

                                For Confirmation:
                                -----------------

                          (302) 262-0600 extension 4732
                    By Facsimile Transmission: (302) 262-0606

         THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT THE ABOVE ADDRESS BEFORE THE OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO CRAZY WOMAN CREEK BANCORP INCORPORATED OR THE INFORMATION AGENT WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

------------------------------------------------------------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
Name(s) and  Address(es) of Registered Holder(s)                                       Shares  Tendered
(If Blank, Please Fill in Exactly as Name(s) Appear(s) on                    (Attach additional list if necessary)
Certificate(s))
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Total Number
                                                                                            of Shares            Number of
                                                                 Share Certificate        Evidenced by            Shares
                                                                     Number(s)            Certificate(s)        Tendered(1)
------------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------------------------------------------------------------
                                                                 Total Certificated Shares Tendered
------------------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
Indicate in this box the order (by certificate number) in which shares are to be
purchased  in  the  event  of  proration  (attach   additional  signed  list  if
necessary):(2)
1st:
2nd:
3rd:
4th:
------------------------------------------------------------------------------------------------------------------------------------
(1) If you  desire to tender  fewer than all shares  evidenced  by  certificates listed,  please indicate in this column the number of shares you wish to tender.
Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
(2) If you do not designate an order, in the event less than all shares tendered are  purchased  due to  proration,  shares will be selected  for purchase by the depositary. See Instruction 9.
------------------------------------------------------------------------------------------------------------------------------------

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

         You should complete this letter of transmittal only if you are including with this letter certificates representing the shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary).

         If you want to tender your shares into the offer but (1) your certificates are not immediately available, or (2) you cannot deliver all documents required by this letter of transmittal to the depositary before the offer expires, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in the section captioned "The Offer - 2. Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2.

                ADDITIONAL INFORMATION REGARDING TENDERED SHARES

[ ] Check here if any certificate evidencing the shares you are tendering with this letter of transmittal has been lost, stolen, destroyed or mutilated. If so, you must complete an Affidavit of Loss and return it with your letter of transmittal. A bond may be required to be posted by you to secure against the risk that the certificates may be recirculated. Please call Computershare Trust Company Inc., as the transfer agent for the shares, between 9:00 a.m. and 4:00 p.m. Mountain Time at (302) 262-0600, extension 4732 to get an Affidavit of Loss, for further instructions and for a determination as to whether you will need to post a bond. See Instruction 14.

[ ]  Check here if certificates for tendered shares are enclosed herewith.

[ ] Check here if tendered shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the depositary and complete the following:

         Name(s)  of  Registered  Owner(s):
         Date  of  Execution  of  Notice  of
         Guaranteed  Delivery:
         Name of Institution  which Guaranteed  Delivery:
         Account Number:

                        PRICE AT WHICH YOU ARE TENDERING
                               (SEE INSTRUCTION 5)

You must check one box and only one box if you want to tender your shares. If more than one box is checked or if no box is checked, your shares will not be properly tendered.

SHARES TENDERED AT A PRICE DETERMINED BY YOU:

By checking one of the following boxes below instead of the box under "Shares tendered at a price determined pursuant to the offer," you are tendering shares at the price checked. This action could result in none of your shares being purchased if the purchase price selected by Crazy Woman Creek Bancorp Incorporated for the shares is less than the price checked below. If you want to tender portions of your shares at more than one price, you must complete a separate letter of transmittal for each price at which you tender shares. The same shares cannot be tendered at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

[ ] $16.00             [ ] $16.75           [ ] $17.50
[ ] $16.25             [ ] $17.00           [ ] $17.75
[ ] $16.50             [ ] $17.25           [ ] $18.00
                                            [ ] $18.25

                                       OR

SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO THE OFFER:

[ ] By checking this one box instead of one of the price boxes above, you are tendering shares and are willing to accept the purchase price selected by Crazy Woman Creek Bancorp Incorporated in accordance with the terms of the offer. This action will maximize the chance of having Crazy Woman

         Creek Bancorp Incorporated purchase your shares (subject to the possibility of proration). Note this action could result in your receiving a price per share as low as $16.00.

                                    ODD LOTS
                               (SEE INSTRUCTION 8)

Complete this section only if you own, or are tendering on behalf of a person who owns, beneficially or of record, an aggregate of fewer than 100 shares and are tendering all of your shares.

You either (check one box):

[ ] are the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ]  are a broker, dealer, commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 15)

You may condition your tender of shares on Crazy Woman Creek Bancorp Incorporated purchasing a specified minimum number of your tendered shares, all as described in the section captioned "The Offer - 5. Conditional Tender Procedures" of the Offer to Purchase. Unless the minimum number of shares you indicate below is purchased by Crazy Woman Creek Bancorp Incorporated in the offer, none of the shares you tendered will be purchased. It is your responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

[ ] The minimum number of shares that must be purchased, if any are purchased, is: ____________ shares.

If because of proration, the minimum number of shares that you designated above will not be purchased, Crazy Woman Creek Bancorp Incorporated may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

[ ]  The tendered shares represent all shares held by me.

----------------------------------------------------------        ------------------------------------------------------------------
                 SPECIAL PAYMENT INSTRUCTIONS                                        SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 1, 6, 7 AND 10 )                                   (SEE INSTRUCTIONS 1, 6, 7 AND 10)

Complete this box only if you want certificates for shares        Complete this box only if you want certificates for shares
not tendered or not purchased and/or the check for the            not tendered or not purchased and/or the check for the
purchase price to be issued in the name of someone other          purchase price to be mailed to someone other than you, or
than you.                                                         to you at an address other than that designated earlier.

   Issue:  [ ] Check  [ ] Certificate(s) to:                            Mail:  [  ] Check  [  ] Certificate(s) to:

Name ____________________________________________________         Name ____________________________________________________
                  (Please print)                                                     (Please print)

Address__________________________________________________         Address__________________________________________________

_________________________________________________________         _________________________________________________________
                  (Include Zip Code)                                                   (Include Zip Code)

          ___________________________________________
          (Tax Identification or Social Security No.)
                   (See Substitute Form W-9)

----------------------------------------------------------        ------------------------------------------------------------------

Crazy Woman Creek Bancorp Incorporated has no obligation, pursuant to the "Special Payment Instructions,"to transfer any certificate for shares from the name of its registered holder(s), if Crazy Woman Creek Bancorp Incorporated does not purchase any of the shares represented by such certificate.

                    NOTE: IF YOU WANT TO TENDER YOUR SHARES,
                      SIGNATURES MUST BE PROVIDED ON PAGE 8

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Computershare Trust Company, Inc.:

         The undersigned hereby tenders to Crazy Woman Creek Bancorp Incorporated, a Wyoming corporation, the above-described shares of Crazy Woman Creek Bancorp Incorporated's common stock, $0.10 par value per share, at the price per share indicated in this letter of transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 3, 2003, receipt of which is hereby acknowledged, and in this letter of transmittal which, as amended or supplemented from time to time, together constitute the offer.

         Subject to, and effective upon, acceptance for payment of the Shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Crazy Woman Creek Bancorp Incorporated all right, title and interest in and to all shares tendered and irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the depositary also acts as the agent of Crazy Woman Creek Bancorp Incorporated, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          1. deliver certificate(s) representing the shares, together with all accompanying evidences of transfer and authenticity, to or upon the order of Crazy Woman Creek Bancorp Incorporated upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares;

          b. present certificates for the shares for cancellation and transfer on Crazy Woman Creek Bancorp Incorporated's books; and

          c. receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

         The undersigned covenants, represents and warrants to Crazy Woman Creek Bancorp Incorporated that:

          1. the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, Crazy Woman Creek Bancorp Incorporated will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

          2. the undersigned understands that tenders of shares pursuant to any one of the procedures described in the section captioned "The Offer - 2. Procedures for Tendering Shares" of the Offer to Purchase and in the instructions to this letter of transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

          3. the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Crazy Woman Creek Bancorp Incorporated to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

          4. the undersigned has read, understands and agrees to all of the terms of the offer.

         The undersigned understands that Crazy Woman Creek Bancorp Incorporated's acceptance of Shares tendered pursuant to any one of the procedures described in the section captioned "The Offer - 2. Procedures for Tendering Shares" of the Offer to Purchase and in the instructions to this letter of transmittal will constitute a binding agreement between the undersigned and Crazy Woman Creek Bancorp Incorporated upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Crazy Woman Creek Bancorp Incorporated pay interest on the purchase price, including without limitation, by reason of any delay in making payment.

         The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates, the number of shares that the undersigned wishes to tender, and the price at which the shares are being tendered should be set forth in the appropriate boxes above.

         The undersigned understands that Crazy Woman Creek Bancorp Incorporated will determine a single per share price, not greater than $18.25 nor less than $16.00, that it will pay for shares properly tendered, taking into account the number of shares tendered and the prices specified by tendering shareholders. Crazy Woman Creek Bancorp Incorporated will select the lowest purchase price that will allow it to buy 350,000 shares or, if a lesser number of shares are properly tendered, all shares that are properly tendered and not properly withdrawn. All shares acquired in the offer will be acquired at the same purchase price. All shares properly tendered at prices equal to or below the purchase price and not properly withdrawn will be purchased, subject to the conditions of the offer and the "odd lot" priority, proration and conditional tender provisions described in the Offer to Purchase. Shares tendered at prices in excess of the purchase price that is selected by Crazy Woman Creek Bancorp Incorporated and shares not purchased because of proration or conditional tenders will be returned without expense to the shareholder.

         The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, Crazy Woman Creek Bancorp Incorporated may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that Crazy Woman Creek Bancorp Incorporated has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), if Crazy Woman Creek Bancorp Incorporated does not purchase any of the shares represented by such certificate.

         The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled"Special Payment Instructions" or "Special Delivery Instructions" above.

         All authority conferred or agreed to be conferred by this letter of transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                       IMPORTANT - STOCKHOLDERS SIGN HERE
                           (PLEASE COMPLETE AND RETURN
                       THE ATTACHED SUBSTITUTE FORM W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s)appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                 _______________________________________________

                 _______________________________________________
                           (Signature(s) of Owner(s))

                       Dated: _____________________, 2003

                Name(s): _______________________________________

                 _______________________________________________
                                 (Please Print)

              Capacity (full title): ______________________________

                Address: _______________________________________
                               (Include Zip Code)

           Daytime Area Code and Telephone Number: ___________________

        Tax Identification or Social Security Number: __________________
                            (SEE SUBSTITUTE FORM W-9)

  GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 6 TO DETERMINE IF REQUIRED)

Authorized Signature:___________________________________________________________

Name: __________________________________________________________________________
                                 (Please Print)
Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Dated: _______________________, 2003

                  TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 13)

------------------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME:
------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                           Part 1-- PLEASE PROVIDE YOUR TIN IN THE                    TIN:______________
Form W-9                             BOX AT THE RIGHT AND CERTIFY BY                            Social Security
Department of the                    SIGNING AND DATING BELOW.                                  Number or Taxpayer
Treasury                                                                                        Identification Number
                                     -----------------------------------------------------------------------------------------------
Internal Revenue Service             Part 2 -- Certification  -- UNDER PENALTIES OF PERJURY,
                                     (1) The number  shown on this form is my correct  Number (or I am waiting  for a
Payer's Request for                  number to be issued to me); and
Taxpayer                             (2) I am not subject to backup  withholding  because (i) I am exempt from backup
Identification Number                withholding,  (ii) I have not been notified by the Internal Revenue Service (the
(TIN)                                withholding,  (ii) I have not been notified by the Internal Revenue Service (the
                                     "IRS")  that I am  subject  to backup  withholding  as a result of a failure  to report all interest or dividends,  or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                                     CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in part 2 above if you have  been  notified  by the  IRS  that  you are  currently  subject  to  backup withholding because of under-reporting  interest or dividends on your tax return and you have not been  notified  by the IRS that you are no  longer  subject  to backup withholding.
                                     -----------------------------------------------------------------------------------------------
                                     SIGNATURE:_________________________________________             Part 3 -
                                     DATE:____________________                                  Awaiting TIN  [ ]
                                     NAME (please print):_______________________________
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature______________________________________            Date_________________

Name (Please Print)_____________________________________________________________
Address_________________________________________________________________________

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this letter of transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

         o this letter of transmittal is signed by the registered holder(s) of the shares tendered exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

         o the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

         In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions"above, an eligible guarantor institution must guarantee all signatures on this letter of transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. For your shares to be properly tendered, either (1) or (2) below must happen:

         (1) The depositary must receive all of the following at its address above in this letter of transmittal before or on the date Crazy Woman Creek Bancorp Incorporated's offer expires:

          o    the certificates for the shares; and

          o    a properly  completed  and executed  letter of  transmittal  or a
               manually  executed   facsimile  of  it,  including  any  required
               signature guarantees, and

          o    any other documents required by this letter of transmittal.

          (2) You must comply with the guaranteed delivery procedure set forth below.

         Guaranteed Delivery. If you want to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the depositary before the offer expires, or if time will not permit all required documents to reach the depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

          o    the  tender  is  made  by  or  through  an   eligible   guarantor
               institution;

          o the depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed notice of guaranteed delivery in the form provided with this letter of transmittal, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery; and

          o all of the following are received by the depositary within three NASDAQ trading days after the date of receipt by the depositary of the notice of guaranteed delivery:

               o    the certificates for the shares,

               o a properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, and

               o    any other documents required by this letter of transmittal.

         THE METHOD OF DELIVERING ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT YOUR ELECTION AND RISK. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         Except as specifically permitted pursuant to the section captioned "The Offer - 5. Conditional Tender Procedures" of the Offer to Purchase, Crazy Woman Creek Bancorp Incorporated will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this letter of transmittal or a manually signed facsimile of this letter of transmittal, waive any right to receive any notice of the acceptance of their tender.

         3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

         4. PARTIAL TENDERS AND UNPURCHASED SHARES. If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or"Special Delivery Instructions" in this letter of transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the depositary will be deemed to have been tendered.

         If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a shareholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the tender offer or the proper withdrawal of the shares, as applicable. In each case, shares will be returned or credited without expense to the shareholder.

         5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. If you want to tender your shares you must properly complete the pricing section of this letter of transmittal, which is called "Price At Which You Are Tendering". You must check one box in the pricing section. If more than one box is checked or no box is checked, your shares will not be properly tendered. If you want to tender portions of your shares at more than one price, you must complete a separate letter of transmittal for each price at which you tender shares. However, the same shares cannot be tendered at more than one price, unless previously and properly withdrawn as provided in the section captioned "The Offer - 3. Withdrawal Rights" of the Offer to Purchase.

         6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. Exact Signature. If this letter of transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

         Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this letter of transmittal.

         Different Names on Certificates. If any tendered shares are registered indifferent names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or manually signed facsimiles) as there are different registrations of certificates.

         Endorsements. When this letter of transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

         If this letter of transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

         Signatures of Fiduciaries. If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Crazy Woman Creek Bancorp Incorporated of his or her authority to so act.

         7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this letter of transmittal. Crazy Woman Creek Bancorp Incorporated will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however, (a) payment of the purchase price is to be made to any person other than the registered holder(s); (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s);or (c) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this letter of transmittal, then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

         8. ODD LOTS. If Crazy Woman Creek Bancorp Incorporated is to purchase fewer than all shares properly tendered and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of the holder's shares at or below the purchase price. This preference will not be available unless the section captioned "Odd Lots" is completed.

         9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in the section captioned "The Offer - 1. Number of Shares; Price; Priority of Purchase" of the Offer to Purchase, shareholders can specify in the "Description of Shares
Tendered" box of this letter of transmittal the order in which specified portions of their shares will be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the tender offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See the sections captioned "The

Offer - 1. Number of Shares; Price; Priority of Purchase" and "Special Factors -
8. Federal Income Tax Consequences" of the Offer to Purchase.

         10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this letter of transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this letter of transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this letter of transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

         11. IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid for shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Crazy Woman Creek Bancorp Incorporated in its sole discretion and that determination will be final and binding on all parties. Crazy Woman Creek Bancorp Incorporated reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which it determines may be unlawful. Crazy Woman Creek Bancorp Incorporated also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and Crazy Woman Creek Bancorp Incorporated's interpretation of the terms of the tender offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering shareholder or waived by Crazy Woman Creek Bancorp Incorporated. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, Crazy Woman Creek Bancorp Incorporated determines. Neither Crazy Woman Creek Bancorp Incorporated, nor any of the depositary, the information agent or any other person will be under any duty to give notification of any defects or irregularities in any tender or incur any liability for failure to give any such notification.

         12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for additional copies of the Offer to Purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number and address set forth the back page of the Offer to Purchase and set forth below.

         13. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder's assignee (in either case, the "payee"), provide the depositary with the payee's correct Taxpayer Identification Number ("TIN"),which, in the case of a payee who is an individual, is the payee's social security number. If the depositary is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 28% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained. To prevent backup withholding, each payee must provide the payee's correct TIN by completing the Substitute Form W-9 set forth in this letter of transmittal, certifying that the TIN provided is correct (or that the payee is awaiting a TIN) and that

          o    the payee is exempt from backup withholding,

          o the payee has not been notified by the Internal Revenue Service that the payee is subject to backup withholding as a result of a failure to report all interest or dividends, or

          o the Internal Revenue Service has notified the payee that the payee is no longer subject to backup withholding.

         If the payee lacks a TIN, the payee should

          o consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN,

          o check "Awaiting TIN" in the box in Part 3 of the Substitute Form W-9, and

          o    sign and  date the  Substitute  Form W-9 and the  Certificate  of
               Awaiting  Taxpayer   Identification  Number  set  forth  in  this
               document.

         If the payee does not provide the payee's TIN to the depositary within sixty (60) days, backup withholding will begin and continue until the payee furnishes the payee's TIN to the depositary. Note that checking the box in Part 3 on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

         If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 guidelines for information on which TIN to report.

         Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed W-9 guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the depositary.

         Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

         14. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should contact Computershare Trust Company Inc., the transfer agent for our shares, at (302) 262-0600, extension 4732, between 9:00 a.m. and 4:00 p.m. Mountain Time, for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this letter of transmittal in order to receive payment for shares that are tendered and accepted for payment. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact Computershare Trust Company Inc. immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

         15. CONDITIONAL TENDERS. As described in the section captioned "The Offer - 5. Conditional Tender Procedures" of the Offer to Purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this letter of transmittal or a notice of guaranteed delivery must be purchased if any shares tendered are purchased.

         If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this letter of transmittal or, if applicable, the notice of guaranteed delivery. In the box in this letter of transmittal or the notice of guaranteed delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

         As discussed in the section captioned "The Offer - 5. Conditional Tender Procedures" of the Offer to Purchase, proration may affect whether Crazy Woman Creek Bancorp Incorporated accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, Crazy Woman Creek Bancorp Incorporated may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, Crazy Woman Creek Bancorp Incorporated will limit its purchase in each case to the designated minimum number of shares.

         All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

         The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of shares pursuant to the offer in such a manner that the purchase will be treated as a sale of such shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. If you are an odd lot holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor.


                     The Information Agent for the Offer is:

                              D.F. King & Co. Inc.

                           48 Wall Street, 22nd Floor
                            New York, New York 10005
                 Banks and Brokers call collect : (212) 269-5550
                    All others call toll free: 1-800-347-4750